Exhibit 10.1

Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT

AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of October 24, 2017 (this “Agreement”), by and among National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, Barclays Bank PLC, as administrative agent (the “Administrative Agent”) under the Credit Agreement (as defined below) and each Lender party hereto making a 2017-1 Incremental Term Loan (as defined below) (collectively, the “2017-1 Incremental Term Loan Lenders”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 31, 2014 (as amended by Amendment No. 1 to Credit Agreement dated as of September 8, 2014, as further amended by Amendment No. 2 to Credit Agreement dated as of October 21, 2014, as further amended by Amendment No. 3 to Credit Agreement dated as of February 27, 2015, as further amended by that certain letter agreement dated as of April 12, 2016, as further amended by Amendment No. 5 to Credit Agreement dated as of May 25, 2017 and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, NMH Holdings, LLC, the Administrative Agent and each Lender from time to time party thereto, and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting the 2017-1 Incremental Term Loan Lenders make commitments (the “2017-1 Incremental Term Loan Commitment”) to provide the Incremental Tranche B Term Loans pursuant to Section 2.25(a) of the Credit Agreement;

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Borrower may obtain Incremental Tranche B Term Loans by, among other things, entering into one or more Incremental Facility Amendments in accordance with the terms and conditions of the Credit Agreement;

WHEREAS, the Borrower has requested that the 2017-1 Incremental Term Loan Lenders make Incremental Tranche B Term Loans in an aggregate principal amount equal to $75,000,000 (the Incremental Tranche B Term Loans made in such principal amount on the Effective Date (as defined below), the “2017-1 Incremental Term Loans”);

WHEREAS, Section 2.25 of the Credit Agreement permits an Incremental Facility Amendment to effectuate such amendments to the Credit Agreement as may be necessary or appropriate to effectuate the provisions of Section 2.25; and

WHEREAS, the 2017-1 Incremental Term Loan Lenders have indicated their willingness to lend the 2017-1 Incremental Term Loans on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Making of the 2017-1 Incremental Term Loans.

(a)	Subject to the terms and conditions set forth herein, the 2017-1 Incremental Term Loan Lenders agree to make the 2017-1 Incremental Term Loans to the Borrower on Effective Date.

(b)	Each of the parties hereto acknowledges and agrees that, in the event all of the conditions set forth in Section 3 hereof are not satisfied (or waived by the 2017-1 Incremental Term Loan Lenders) by 5:00 p.m. New York City time on October 27, 2017 (or such later date to which the 2017-1 Incremental Term Loan Lenders may agree in their sole discretion), the 2017-1 Incremental Term Loan Commitment shall automatically terminate without any further action by any party hereto and this Agreement shall no longer be effective.

(c)	Each of the parties hereto acknowledges and agrees that this Agreement (including, for the avoidance of doubt, the 2017-1 Incremental Term Loan Commitment) shall become effective on the date hereof, but the amendments to the Credit Agreement set forth in Section 2 hereof shall not become operative until the funding of the 2017-1 Incremental Term Loans and the satisfaction (or waiver by the 2017-1 Incremental Term Loan Lenders) of the conditions set forth in Section 3 hereof.

(d)	Each of the parties hereto further agrees that they intend that the 2017-1 Incremental Term Loans will be fungible with the existing Tranche B Term Loans for U.S. federal income tax purposes.

2.	Terms of the 2017-1 Incremental Term Loans and Credit Agreement Amendments. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)	The 2017-1 Incremental Term Loans shall have terms identical to the Initial Tranche B Term Loans (after giving effect to Amendment No. 6) and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Tranche B Term Lenders, of the Credit Agreement and the other Loan Documents. Each reference to a “Tranche B Term Loan” or “Tranche B Term Loans” in the Loan Documents shall be deemed to include the 2017-1 Incremental Term Loans and each reference to “Tranche B Term Lender” or “Tranche B Term Lenders” in the Loan Documents shall be deemed to include the 2017-1 Incremental Term Loan Lenders, and the definitions of the terms “Tranche B Term Loan” and “Tranche B Term Lender” in Section 1.1 of the Credit Agreement shall be deemed modified to include the 2017-1 Incremental Term Loans and 2017-1 Incremental Term Loan Lenders, respectively.

(b)	Section 2.3 of the Credit Agreement is hereby amended and restated as follows:

Repayment of Tranche B Term Loans. The Borrower shall repay the Tranche B Term Loans in installments on each March 31, June 30, September 30 and December 31 of each year, commencing with June 30, 2014 and ending on the Tranche B Maturity Date, in an aggregate principal amount equal to (i) in the case of each such installment due prior to the Amendment No. 3 Effective Date, 0.25% of the aggregate principal amount of Tranche B Term Loans made on the Closing Date, (ii) in the case of each such installment due after the Amendment No. 3 Effective Date and prior to the Amendment No. 6 Effective Date, $1,638,539.04, (iii) in the case of each such installment due after the Amendment No. 6 Effective Date and prior to the Tranche B Maturity Date, $1,832,839.56, and (iv) in the case of the installment due on the Tranche B Maturity Date, the entire remaining balance of the Tranche B Term Loans; provided that any such installment may be reduced as a result of a prepayment in accordance with Section 2.17(b).

(c)	The definitions of “ABR” and “Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement are hereby amended by adding, immediately after the words “and the 2015-1 Incremental Term Loans” appearing in the proviso in each such definition, the following: “and the 2017-1 Incremental Term Loans”.

(d)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“2017-1 Incremental Term Loans” shall have the meaning assigned to such term in Amendment No. 6.

“Amendment No. 6” shall mean Amendment No. 6 to this Agreement, dated October 24, 2017, among Borrower, the Administrative Agent, the other Loan Parties party thereto and the 2017-Incremental Term Loan Lenders.

“Amendment No. 6 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 6.

3.	Conditions.

(a)	This Agreement will become effective on the date on which this Agreement shall have been executed and delivered by the Borrower, the other Loan Parties, the Administrative Agent and the 2017-1 Incremental Term Loan Lenders; provided that the amendments to the Credit Agreement contemplated by Section 2 hereof shall only become effective upon the satisfaction (or waiver by the 2017-1 Incremental Term Loan Lenders) of the conditions set forth in Section 3(b) below and the funding of the 2017-1 Incremental Term Loans.

(b)	Each 2017-1 Incremental Term Loan Lender shall be required to fund its 2017-1 Incremental Term Loan Commitment when the following conditions shall have been satisfied (or waived by the 2017-1 Incremental Term Loan Lenders) (such date, the “Effective Date”):

(i)	the Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Agreement and the incurrence of the 2017-1 Incremental Term Loans, (B) certifying that the certificate or articles of incorporation and by-laws of the Borrower either (x) has not been amended since the Closing Date or (y) is attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (iv), (v) and (vi) below;

(ii)	all fees and out-of-pocket expenses for which invoices have been presented prior to the Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrower pursuant to Section 10.5 of the Credit Agreement or any other letter agreement in connection with this Agreement shall have been paid or reimbursed;

(iii)	the Administrative Agent shall have received an opinion of Kirkland & Ellis LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(iv)	each of the representations and warranties made by each Loan Party contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects as of the Effective Date as if made on and as of such date (other than representations and warranties which speak only as of a certain date, which representations and warranties shall be made only on such date);

(v)	the representations and warranties in Section 5 of this Agreement shall be true and correct in all material respects as of the Effective Date;

(vi)	no Event of Default shall exist on the Effective Date immediately before and after giving effect to the effectiveness hereof; and

(vii)	the Borrower shall have delivered to the Administrative Agent a Borrowing Notice in accordance with Section 2.2 of the Credit Agreement.

4.	Use of Proceeds of 2017-1 Incremental Term Loans. The net cash proceeds of the 2017-1 Incremental Term Loans shall be used by the Borrower (a) to pay the consideration, fees and expenses for the acquisition of the target previously disclosed to the 2017-1 Incremental Term Loan Lenders as Mentis Holdings, LLC, (b) to pay any premium, interest, fees or expenses related to this Agreement and (c) the excess, if any, for other purposes not prohibited by the Credit Agreement.

5.	Representations and Warranties. By its execution of this Agreement, the Borrower hereby certifies that the execution, delivery and performance by the Borrower and each other Loan Party of this Agreement, and each other Loan Document executed or to be executed by it in connection with this Agreement are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, limited liability company, or other organizational action on the part of such Loan Party. This Agreement has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms and the terms of the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

6.	Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

7.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.1 of the Credit Agreement.

8.	Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

9.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AND SHALL APPLY HERETO.

10.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

11.	Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

12.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13.	Loan Document. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 7 above).

[signature pages to follow]

Execution Version

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

NATIONAL MENTOR HOLDINGS, INC., as Borrower

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer

NMH HOLDINGS, LLC, as Holdings

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

ADULT DAY HEALTH, INC.

CALIFORNIA MENTOR FAMILY HOME AGENCY, LLC

CAREMERIDIAN, LLC

CENTER FOR COMPREHENSIVE SERVICES, INC.

COMMUNITY REINTEGRATION SERVICES, INC.

CORNERSTONE LIVING SKILLS, INC.

FAMILY ADVOCACY SERVICES, LLC

FIRST STEP INDEPENDENT LIVING PROGRAM, INC.

HORRIGAN COLE ENTERPRISES, INC.

ILLINOIS MENTOR, INC.

ILLINOIS MENTOR COMMUNITY SERVICES, INC.

INSTITUTE FOR FAMILY CENTERED SERVICES, INC.

LOYD’S LIBERTY HOMES, INC.

MASSACHUSETTS MENTOR, LLC

MENTOR ABI, LLC

MENTOR MANAGEMENT, INC.

MENTOR MARYLAND, INC.

NATIONAL MENTOR HEALTHCARE, LLC

NATIONAL MENTOR HOLDINGS, LLC

NATIONAL MENTOR SERVICES HOLDINGS, LLC

NATIONAL MENTOR SERVICES, LLC

NATIONAL MENTOR, LLC

NRMI, LLC

OHIO MENTOR, INC.

PROGRESSIVE LIVING UNITS SYSTEMS-NEW JERSEY, INC.

REM ARROWHEAD, INC.

REM CENTRAL LAKES, INC.

[Signature Page to Amendment No. 6 to Credit Agreement]

REM COMMUNITY OPTIONS, LLC

REM CONNECTICUT COMMUNITY SERVICES, INC.

REM DEVELOPMENTAL SERVICES, INC.

REM EAST, LLC

REM HEARTLAND, INC.

REM HENNEPIN, INC.

REM INDIANA COMMUNITY SERVICES, INC.

REM INDIANA COMMUNITY SERVICES II, INC.

REM INDIANA, INC.

REM IOWA COMMUNITY SERVICES, INC.

REM IOWA, INC.

REM MINNESOTA COMMUNITY SERVICES, INC.

REM MINNESOTA, INC.

REM NEVADA, INC.

REM NEW JERSEY, INC.

REM NORTH DAKOTA, INC.

REM NORTH STAR, INC.

REM OCCAZIO, INC.

REM OHIO, INC.

REM OHIO II, INC.

REM OHIO WAIVERED SERVICES, INC.

REM RAMSEY, INC.

REM RIVER BLUFFS, INC.

REM SOUTH CENTRAL SERVICES, INC.

REM SOUTHWEST SERVICES, INC.

REM WEST VIRGINIA, LLC

REM WISCONSIN, INC.

REM WISCONSIN II, INC.

REM WISCONSIN III, INC.

REM WOODVALE, INC.

SOUTH CAROLINA MENTOR, INC.

TRANSITIONAL SERVICES, LLC

UNLIMITED QUEST, INC.

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

BARCLAYS BANK, PLC, as Administrative Agent and a 2017-1 Incremental Term Loan Lender

By:	/s/ Chris Walton
Name: Chris Walton
Title: Director

[Signature Page to Amendment No. 6 to Credit Agreement]